                                                                    EXHIBIT 10.2

****CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES AND EXCHANGE ACT
OF 1934.

                          LICENSED AFFILIATE AGREEMENT
         THIS AGREEMENT is made the ________ day of ____________, 2000

B E T W E E N:

                           724 SOLUTIONS (UK) LIMITED
                                  ("LICENSOR")
                                   -  AND  -
                                 CITIBANK, N.A.
                             ("CITIBANK AFFILIATE")

BACKGROUND:

1. An Affiliate of Licensor has entered into a Master Technology License Agreement including Exhibits thereto (the "Master Agreement") with Citicorp Strategic Technology Corporation, ("Citibank") dated December 29, 1999 pursuant to which Licensor has agreed to license or to direct one of its Affiliates offer to license the Licensed Technology and provide or arrange for the provision of other services to Citibank or Affiliates of Citibank that execute a Licensed Affiliate Agreement; and

2. Citibank Affiliate is an Affiliate of Citibank which wishes to license the Licensed Technology.

IN CONSIDERATION of the promises, the mutual convenants contained herein and other good and valuable consideration, (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1. DEFINITIONS. In this Agreement, capitalized words not otherwise defined herein shall be given the meaning ascribed to them in the Master Agreement.

2. STRUCTURE. This Licensed Affiliate Agreement (and the Schedules attached hereto) is a separate agreement that exists between the Parties hereto, the terms of which consist exclusively of the terms and conditions of the Master Agreement specified therein as are applicable to Citibank Affiliates (other than those specifically excluded below, those additional or amending terms set forth below and the Schedules, if any, attached hereto). All references in the Master Agreement to Schedules attached to a Licensed Affiliate Agreement, if any, shall be interpreted as references to the Schedules attached to this Licensed Affiliate Agreement. In the event there is any inconsistency between the terms of the Licensed

    Affiliate Agreement and the terms of the Master Agreement, the terms of this Licensed Affiliate Agreement shall prevail to the extent of any such inconsistency.

3.  LICENSED TECHNOLOGY

    a)  LICENSED MODULES:  Banking and Brokerage modules.

    b)  DELIVERY DATE FOR LICENSED TECHNOLOGY:  February 28, 2000.

    c)  DESIGNATED SITE:

          i) DESIGNATED SITE:  Singapore

         ii) The parties agree that the services supported by Licensed Modules may be provided to Customers of Licensee in Singapore, Hong Kong, Philippines, Australia, Taiwan, Korea, Thailand, Guam, Indonesia and to customers of Licensee's International Private Banking groups. The parties acknowledge and agree that the country rates for Malaysia, Thailand, Guam and Indonesia will be negotiated prior to implementing the Technology for those countries.

4. TERM. The Term of this Agreement shall start on the execution date hereof and shall terminate 24 months following the commencement of Phase 2 (as such term is defined in Schedule B) in Singapore, unless terminated earlier in accordance with Article VIII of the Master Agreement.

5. LICENSE FEES. The License Fees payable by Citibank Affiliate to Licensor shall be payable per User per month according to the following table:

NUMBER OF USERS              INCREMENTAL LICENSE FEE
     FROM          UP TO       PER USER PER MONTH
---------------   --------   -----------------------
     ****           ****              ****
     ****           ****              ****
     ****           ****              ****
     Over           ****              ****

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

    The parties agree that the above rates are blended rates and are based on the rates applicable to Designated Countries as set out in Schedule C. These rates will be the most favourable rates provided to any Financial Institution, for their retail customer base, in the countries designated on Schedule C, for the banking and brokage modules delivered for Phase One and Two rollout as described in Schedule B. A "User" is a Customer who shall have had access to the Licensed Technology through a Licensed Channel at least two times in a particular calendar month.

6. LICENSE FEES FOR BANKING AND BROKERAGE. If a User is registered to use both Licensed Modules, then the incremental License Fee attributable to such User pursuant to Section 5 shall be increased by 30%.

7. PERMITS. Licensor or its Affiliates shall be responsible at its sole expense for acquiring any governmental permits, licenses or approvals required to export the Licensed Modules to the Designated Site. Citibank Affiliate shall be responsible at its sole expense for acquiring any governmental permits, licenses or approvals required to import the Licensed Modules to the Designated Site and use the Licensed Modules in the Designated Countries. Each party shall provide reasonable assistance to the other to acquire any necessary governmental permits pursuant to this
    Section 7.

8. MAINTENANCE FEES. Maintenance Fees payable shall be equal to **** of License Fees payable pursuant to Section 5 and 6. Maintenance Fees shall be payable following the commencement of Phase 2, and shall include the resources listed in Schedule A hereto.

9.  CONSULTING SERVICES FEES.  Consulting Services are ****.
    Licensor will provide implementation and development efforts associated with Phases 0 and 1, for the Singapore implementation as set out in Schedule B, at no charge to Citibank N.A. Following the completion of Phase 1, Licensor will provide Citibank Affiliate with a statement of services setting out a proposed work plan for Phase 2 and/or such other projects as the parties may agree. Consulting Services shall not be provided by Licensor without the prior agreement of Citibank Affiliate. The parties will use commercially reasonable efforts in any Statement of Services to agree on major events milestones in relation to the implementation of the Services. The parties will at all times strictly adhere to the schedule of timings of the major events milestones, and no variation, modification or amendment thereof shall be made without the prior written agreement of both parties. The parties shall use commercially reasonable efforts to agree in Statements of Services on penalties and liquidated damages that may be due from either party to the other in the event that any major events milestones are not substantially achieved in the time agreed.

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

10. PAYMENT OF FEES

    a) LICENSE FEES. Citibank Affiliate will pay the License Fees for each month quarterly as follows: (i) Citibank Affiliate will notify Licensor of the number of Users within 15 days of the end of each quarter;
       (ii) Licensor will invoice Citibank Affiliate based on the information provided by Citibank Affiliate, and (iii) Citibank Affiliate will pay Licensor's invoice pursuant to the payment terms of the Master Agreement.

    b) MAINTENANCE FEES. Citibank Affiliate will pay the Maintenance Fees in accordance with the same schedule for payment of the License Fees.

    c) CONSULTING SERVICES FEES. Fees for Consulting Services will be paid monthly with 45 days from receipt of the relevant invoices issued by Licensor.

11. ADDRESS FOR SERVICE. The address for service of each of the parties is as follows:


    724 Solutions (UK) Limited                     Citibank, N.A.
    4101 Yonge Street                              1 Temasek Avenue
    Toronto, Ontario, Canada                       #33-01 Millenia Tower
    M2P 1N6                                        Singapore 039192
    Facsimile: +1 416 228 8199                     Facsimile: +65 328 3499
    Attention: Legal Counsel                       Attention: Stephen Bird

    TO WITNESS their agreement, the Parties have duly executed this Agreement on the date first written above.


    724 SOLUTIONS (UK) LIMITED       CITIBANK, N.A.

    By:  /s/ M. Wallace              By:  /s/ Stephen Bird
    ------------------------------   ------------------------------
    Name: M. Wallace                 Name: Stephen Bird
    Title: EVP Field Operations      Title: Region Head - Operations
                                     & AF Technology

                                     By:  /s/ Stephen Bird
                                     ------------------------------
                                     Name: Stephen Bird
                                     Title: Region

                                   SCHEDULE A
                       RESOURCES PROVIDED BY THE PARTIES

Licensor and Citibank Affiliate will commit (or cause to be committed) the following resources for the purpose of assisting the implementation of the Licensed Technology by Citibank Affiliate:

Citibank Affiliate will assign **** to **** and the subsequent roll-outs to other countries as per the schedule in Appendix I. Citibank Affiliate resources for the following tasks will include the following:

    ****
    ****
    ****
    ****
    ****
    ****
    ****

Both parties will appoint a project team and publish a detailed project plan with clear responsibilities, milestones, risks and mitigating factors.

Citibank Affiliate will assign a business contact point for ****.

Citibank Affiliate will integrate the business projections for ****, as per Appendix I, with the overall business plans for that country to ensure an ongoing focus on the achievement of these projections.

Citibank Affiliate and Licensor will form a joint Steering Committee with the following as its members:

    ****
    ****
    ****
    ****
    ****
    ****

The Steering Committee will convene on a **** basis, at least until the implementation of Phase I for Singapore, via teleconference to discuss and review the progress of the project and recommend resolutions to potential roadblocks (if any) to facilitate the achievement of the planned targets. The frequency of this review may be modified by mutual consent following the implementation of Phase I.

Following the implementation of Phase I, the Steering Committee would do a periodic review of the MIS on penetration achieved as of review date against projections and if significant

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

divergence is observed, recommend appropriate marketing and usage promotion actions to accelerate the take-up. When required, relevant Marketing and Business Management Directors of the respective businesses would be roped in to the Steering Committee reviews to get feedback on business action plans to promote the take up rate for these services in that particular market.

For greater certainty, Licensor agrees to provide the resources listed in Schedule C of the Master Agreement.

                                   SCHEDULE B
                               DEPLOYMENT PHASES

Phase 0 -- ****

Phase 1 -- ****

Phase 2 -- ****

The parties shall work together to agree upon the detailed elements of each Phase's implementation plan and required resources.

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

                                   SCHEDULE C
                            DESIGNATED COUNTRY RATES

COUNTRY                                     BANKING OR BROKERAGE   BANKING & BROKERAGE
-------                                     --------------------   -------------------
Singapore                                           ****                  ****
Hong Kong                                           ****                  ****
Philippines                                         ****                  ****
Australia                                           ****                  ****
Taiwan                                              ****                  ****
Korea                                               ****                  ****

[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.